CAPITAL BANK FINANCIAL CORP

# 2012 Fourth-Quarter Earnings

January 30, 2013

# Safe Harbor Statement

**Forward-Looking Statements**

This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption "Risk Factors" in the preliminary prospectus filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us, the selling stockholders, the underwriters or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to statements regarding: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of our pending and future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

# Fourth-Quarter Highlights

- Reported GAAP net income of $5.3 million, or $0.10 per diluted share
- Reported core net income of $9.3 million, or $0.17 per diluted share
- Record $253 million of new loan originations
- Organic core deposit growth of $136 million
- Capital ratios remain strong with tier 1 leverage ratio of 13%
  - $385 million excess capital relative to target of 8%
- TBV per share of $17.74
- Successfully closed and integrated Southern Community Bank & Trust
- Challenges in the quarter include $12 million in legacy credit costs, 11 bp NIM compression excluding Southern Community, and 3% portfolio shrinkage net of Southern Community

See reconciliation of non-GAAP measures in appendix.

# Southern Community Branches Rebranded

All 164 Capital Bank branches now operating under consistent brand, policies, management, and pricing


CAPITAL BANK

Winston-Salem, NC


CAPITAL BANK

Asheville, NC


CAPITAL BANK
CAPITAL BANK

Greensboro, NC


CAPITAL BANK

Mooresville, NC

# Successful Customer Conversion

**Daily call center volumes back to normal post conversion**


4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Baseline
11/12/12
11/13/12
11/14/12
11/15/12
11/16/12
11/19/12
11/20/12
11/21/12
11/23/12
11/26/12
11/27/12
11/28/12
11/29/12
11/30/12
12/03/12
12/04/12
12/05/12
12/06/12
12/07/12
12/10/12
12/11/12
12/12/12
12/13/12
12/14/12

- Completed Southern Community conversion on-time and under budget, with minimal customer impact
- Completed technology upgrade and employee retraining in 22 branches
- Invested in state-of-the-art ATMs with deposit automation functionality to improve customer experience
- Converted Southern Community core processing systems to Capital Bank platform

# Fourth-Quarter Earnings Summary

*($ millions except per share data)*

| | 4Q12 | 3Q12 | 4Q11 | Q/Q | Y/Y |
|---|---|---|---|---|---|
| Net interest income | 66.0 | 60.3 | 63.6 | 9% | 4% |
| Provision | 4.4 | 5.8 | 16.8 | -24% | -74% |
| Core non-interest income | 15.3 | 13.8 | 14.2 | 11% | 8% |
| Core non-interest expense | 61.9 | 55.9 | 53.6 | 11% | 15% |
| Pretax income | 15.0 | 12.4 | 7.4 | 21% | 103% |
| Core net income | 9.3 | 8.7 | 4.5 | 7% | 107% |
| Per share | $0.17 | $0.19 | $0.10 | -9% | 70% |
| *Memo: Legacy credit expenses* | *12.1* | *15.7* | *17.2* | *-23%* | *-30%* |
| Non-core adjustments | (4.0) | 29.1 | (3.1) | | |
| Net income | 5.3 | 37.8 | 1.4 | | |
| Per share | $0.10 | $0.75 | $0.02 | | |
| Net interest margin | 4.11% | 4.45% | 4.33% | | |
| Core noninterest ratio | 18.8% | 18.6% | 18.3% | | |
| Core efficiency ratio | 76% | 75% | 69% | | |
| Core ROA | 0.51% | 0.56% | 0.27% | | |
| Core ROTCE | 3.2% | 3.4% | 2.1% | | |

Note: See appendix for core adjustments. See p. 14 for legacy credit expenses.

# Strong Momentum in New Loan Production

## Originations by Product

*$ in millions*


$208
$197
$251
$173
$253
52
23
178
4Q11
1Q12
2Q12
3Q12
4Q12
Commercial
CRE
Consumer / Indirect

## Originations by Region

*$ in millions*


$208
$197
$251
$173
$253
40
144
69
4Q11
1Q12
2Q12
3Q12
4Q12
Florida
Carolinas
Tennessee

- Generated record commercial production paced by strong results in Carolinas and Florida
- Expanded the salesforce with new hires in Southwest Florida, South Carolina, and North Carolina
- Transitioning Tennessee from legacy focus on commercial real estate and small business banking
- Consumer Bank emphasizing HELOC and mortgage production in 2013

# Portfolio Growth Impacted by Strategic Payoffs

## Total Loan Portfolio



$ in millions
5,500
5,000
4,500
4,000
3,500
4,072
4,845
253
-226
-138
-43
4,691
9/30/2012
Pro forma for SCBT
Originations
Net Paydowns
Strategic Payoffs
Special Assets
12/31/2012

- Organic loan portfolio growth was -3% in 4Q12 consistent with 3Q results as improved production was offset by strategic payoffs
- Commercial real estate declined to 31% of the total loan portfolio, from nearly 50% at our original acquisitions
- Our commercial portfolio grew 1.1% during 4Q, or 4.4% annualized

## Loan Portfolio CRE Concentration



60%
50%
40%
30%
20%
10%
0%
49%
35%
31%
2010*
2011
2012

*As of 6/30/2010, prior to purchase accounting.

# Strong Organic Core Deposit Growth

## Core Deposit Growth

*($ in millions)*



2,936
3,083
3,065
3,059
3,802
4Q11
1Q12
2Q12
3Q12
4Q12
Transaction Accounts
Savings & Money Market

## Cost of Deposits



0.63%
0.65%
0.62%
0.58%
0.49%
4Q11
1Q12
2Q12
3Q12
4Q12

- Total deposits increased by $1 bn driven by the acquisition of Southern Community
- Organic core deposit growth of $136 mm
  - Gains of $55 mm in the Carolinas and $78 mm in Florida
  - Modest net increase in TN due to managerial focus on sales and leadership coaching
- Core now 65% of total deposits
- Capital Bank is 96% deposit funded
- Deposit costs fell by 9 bps to 0.49%, driven by purchase accounting marks on Southern Community time deposits, as well as growth in core deposits

# Ex Southern Community, NIM Continues to Normalize

## Net Interest Margin



4.45%
-0.16%
-0.07%
-0.11%
4.11%
3Q12
Southern Community Loan Marks
Southern Community Other
Repricing
4Q12

## Yields



6.47%
6.37%
6.28%
6.04%
5.24%
4.84%
4.52%
4.27%
2.18%
1.96%
1.63%
1.28%
1Q12
2Q12
3Q12
4Q12
Loan Yields
Yield on New Loans
Security Yields

- Southern Community loans marked at 5.0% contributed 16 bps in NIM compression during 4Q
- Liquidity portfolio and liabilities associated with Southern Community contributed an additional 7 bps of NIM compression
- Repricing of loans and securities in the continued low interest rate environment contributed 11 bps of compression

# Expanding Core Non-interest Income

## Core Non-interest Income



($ in millions)
25
20
15
10
5
0
14.2
12.1
11.3
13.8
15.3
4Q11
1Q12
2Q12
3Q12
4Q12
Core Noninterest Income
Non-Core Adjustments

- Excluding the FDIC indemnification asset, core non-interest income increased by $2.1 mm in 4Q, paced by strength in mortgage fees

## Core Non-interest Income

| | 4Q11 | 3Q12 | 4Q12 |
|---|---|---|---|
| Services charges on deposits | 6.1 | 5.1 | 6.6 |
| Debit card income | 2.8 | 2.4 | 2.7 |
| Fees on mortgage loans sold | 0.9 | 1.6 | 2.1 |
| Investment advisory and trust fees | 0.2 | 0.1 | 0.2 |
| FDIC indemnification asset accretion | 2.4 | 0.9 | 0.3 |
| Other | 1.8 | 3.7 | 3.4 |
| **Total Core** | **14.2** | **13.8** | **15.3** |

Note: See reconciliation of GAAP to core earnings in appendix.

# Progress in Rationalizing Cost Base

## Non-interest Expense

*($ in millions)*



49
50
47
46
53
4Q11
1Q12
2Q12
3Q12
4Q12
Non-Core Adjustments
REO expense
Core non-interest expense, before REO

Note: See reconciliation of GAAP to core earnings in appendix.

## Non-interest Expense / Assets



2.0%
1.6%
1.2%
0.8%
0.4%
0.0%
CBF
Peer Average
1.54%
1.59%
0.60%
0.40%
0.51%
0.14%
1.10%
0.94%
Comp & Benefits / Assets
Occupancy Equipment / Assets
Foreclosure & Repo / Assets
Other Expense / Assets

Note: Peer data is annualized 4Q12 for peers that have reported, and includes CYN, TRMK, PBCT, IBKC, OZRK, HOMB, HBHC, BXS, PNFP, UCBI, and PB

Source: SNL Financial

- Noninterest expense excluding non-core adjustments, REO expense, and Southern Community, was down roughly 2% quarter over quarter
- Pro forma headcount reduced by 15% during 2012 due to managed attrition and selective reduction where we had duplicative operations

# Steady Progress Resolving Problem Assets

## Criticized and Classified Assets



($ in millions)
1,400
1,200
1,000
800
600
400
200
-
1,176
1,103
975
895
1,085*
154
388
313
230
4Q11
1Q12
2Q12
3Q12
4Q12
Criticized
Classified Performing
Classified Non-Performing
REO

* Reflects addition of Southern Community
Note: Balance net of charge-offs and prior to purchase accounting discounts.

## Nonperforming Loans / Total Loans



11.1%
8.9%
7.8%
2010
2011
2012

- Southern Community added $265 mm of special assets in 4Q12
- During 4Q, we resolved $50.3 mm in NPLs and sold $22.6 mm in REO, bringing our full year special assets resolution total to $356 mm
- Excluding Southern Community, new inflows into non-performing were $32.7 mm in 4Q, down from $46.1 mm in 3Q

# REO Expenses Remain Elevated

## Legacy Credit Expense

*($ in millions)*



20
15
10
5
-
17.2
9.5
10.4
15.7
12.1
4Q11
1Q12
2Q12
3Q12
4Q12

- Legacy credit expenses declined in 4Q to $12.1 mm from $15.7 mm in 3Q
- REO writedowns remained elevated for a second quarter due to continued pressure from new appraisals on lot and land loans, particularly in rural markets

## Legacy Credit Expense

*($ in millions)*

| | 4Q11 | 3Q12 | 4Q12 |
|---|---|---|---|
| Provision on legacy loans (impairments) | 14.0 | 4.7 | 1.4 |
| REO expenses | 1.6 | 2.5 | 2.2 |
| REO writedowns / adjustments | 2.4 | 8.6 | 7.0 |
| REO loss / (gain) on sale | 0.4 | (1.5) | - |
| FDIC indemnification asset income | (2.4) | (0.9) | (0.3) |
| Loan workout expense | 1.2 | 2.3 | 1.8 |
| **Total** | **17.2** | **15.7** | **12.1** |

# 2013 Outlook

- Expecting to achieve loan portfolio growth on origination momentum
- Projecting improvement in core ROAA
  - Reduced funding costs
  - Positive operating leverage post Southern Community integration
  - Gradual reduction in legacy credit expenses
- Continuing to assess multiple acquisition targets with focus on non-dilutive transactions

Appendix

# Reconciliation of Core Net Income

| *$ in millions* | Pre Tax For the Quarter Ended 4Q12 | Tax effected For the Quarter Ended 4Q12 | Pre Tax For the Quarter Ended 3Q12 | Tax effected For the Quarter Ended 3Q12 |
|---|---|---|---|---|
| **Net income** | **$5.3** | **$5.3** | **$37.8** | **$37.8** |
| **Adjustments** | | | | |
| **Non-Interest Income** | | | | |
| Security gains | - | - | (4.9) | (3.0) |
| Insurance settlement gain | - | - | (1.8) | (1.1) |
| **Non-Interest Expense** | | | | |
| Non-cash equity compensation | 3.8 | 2.3 | 4.2 | 2.6 |
| Conversion and severance expense | 2.4 | 1.5 | 3.4 | 2.0 |
| Legal and merger | 0.1 | 0.1 | 1.5 | 1.5 |
| Insurance settlement expense | - | - | 1.8 | 1.1 |
| Loss on extinguishment of debt | - | - | 2.9 | 1.8 |
| Impairment of intangible | 0.2 | 0.1 | - | - |
| **Taxes** | | | | |
| Tax benefit | - | - | (34.0) | (34.0) |
| Tax Effect | (2.5) | N/A | (2.2) | N/A |
| **Core Net Income** | **$9.3** | **$9.3** | **$8.7** | **$8.7** |

# Reconciliation of Core Net Income / ROAA

*$ in millions*

| Core Net Income / ROAA | 4Q11 | 1Q12 | 2Q12 | 3Q12 | 4Q12 |
|---|---|---|---|---|---|
| Net income | $1.4 | $6.2 | $6.4 | $37.8 | $5.3 |
| After-tax adjustments: | | | | | |
| Conversion expenses | 0.7 | 0.8 | 0.8 | 2.1 | 0.8 |
| Legal fees | – | – | 0.4 | 1.1 | 0.1 |
| Stock comp | 1.8 | 3.9 | 2.6 | 2.6 | 2.3 |
| Legal settlement | – | 0.5 | – | – | – |
| Insurance Settlement Gain | – | – | – | 1.1 | – |
| Insurance Settlement Expense | – | – | – | (1.1) | – |
| Securities gains | (1.1) | (1.7) | (0.5) | (3.0) | – |
| Extinguishment debt | – | 0.2 | | 1.8 | – |
| Professional | – | – | – | – | – |
| Bargain Purchase Gain | – | – | – | – | – |
| Tax Gain | – | – | – | (34.0) | – |
| Intangible Impairment Charge | 1.8 | – | – | – | 0.1 |
| Severance | – | 0.1 | 0.1 | 0.2 | 0.7 |
| Core net income | $4.5 | $10.1 | $9.7 | $8.7 | $9.3 |
| Average assets | $6,654 | $6,553 | $6,355 | $6,199 | $7,352 |
| Average equity | $995 | $1,003 | $1,011 | $1,031 | $1,153 |
| **Core ROAA** | **0.27%** | **0.62%** | **0.61%** | **0.56%** | **0.51%** |
| **Core ROAE** | **1.80%** | **4.04%** | **3.85%** | **3.36%** | **3.22%** |

# Reconciliation of Core Noninterest Income

*$ in millions*

| Core Non Interest Income | 4Q11 | 1Q12 | 2Q12 | 3Q12 | 4Q12 |
|---|---|---|---|---|---|
| Net interest income | $63.6 | $64.0 | $63.3 | $60.3 | $66.0 |
| Reported non interest income | 16.0 | 14.8 | 12.2 | 20.4 | 15.3 |
| (-)Securities / Purchase gains | 1.8 | 2.8 | 0.9 | 4.9 | 0.0 |
| (-)Insurance settlement gain | | | – | 1.8 | – |
| Core non interest income | $14.2 | $12.1 | $11.3 | $13.8 | $15.3 |
| Reported non interest expense | $60.4 | $63.2 | $58.6 | $69.5 | $68.4 |
| (-) Conversion expenses | 1.1 | 1.6 | 1.6 | 4.2 | 2.4 |
| (-) Stock compensation | 2.9 | 6.5 | 4.2 | 4.2 | 3.8 |
| (-) Extinguishment debt | – | 0.3 | – | 2.9 | – |
| (-) Insurance settlement expense | – | – | – | 1.8 | – |
| (-) Intangible impairment | 2.9 | – | – | – | 0.2 |
| (-) Legal fees | – | 0.9 | 0.4 | 0.5 | 0.1 |
| Core non interest expense | $53.6 | $54.0 | $52.5 | $55.9 | $61.9 |
| **Core Fee Ratio** | **18.27%** | **15.87%** | **15.13%** | **18.59%** | **18.80%** |
| **Core Efficiency Ratio** | **68.86%** | **70.95%** | **70.36%** | **75.41%** | **76.14%** |

# REO by Type and Geography

## REO by Type



Construction 4%
Multifamily 2%
Residential 9%
CRE 25%
Land 60%

## REO by Geography



FL 12%
SC 17%
TN 43%
NC 28%

- Land accounts for 60% of REO, and has been written down on a cumulative basis by 63% as of 12/31/2012